Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware American Government Bond Fund
Current Income



                                                              2001 ANNUAL REPORT


                            (Current Income Artwork)

TABLE OF CONTENTS
=================

Letter to Shareholders           1

Portfolio Management
Review                           3

Performance Summary              6

Financial Statements

  Statement of Net Assets        7

  Statement of Operations       10

  Statements of Changes in
  Net Assets                    11

  Financial Highlights          12

  Notes to Financial
  Statements                    16

  Report of Independent
  Auditors                      20



A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder

August 1, 2001

Recap of Events -- The past year has been particularly challenging for U.S. businesses and investors. Coming off a record-setting, decade-long period of growth, the U.S. economy began slowing considerably during the second half of 2000, creating a difficult corporate earnings environment and volatile capital markets. The sharp economic downturn has arguably been brought on by several events, including dramatically higher oil prices, an acute electricity shortage in California, and the Federal Reserve's series of interest rate hikes in late 1999 and early 2000.

During the slowdown that began in the second half of 2000, business spending decreased substantially while corporate bond credit quality deteriorated across many sectors (Source: Standard & Poor's). In response, the Federal Reserve Board began an aggressive campaign of monetary easing in January of 2001, enacting six interest rate cuts in six months totaling 2.75%.

During the first six months of 2001, a pessimistic mood among investors about the economy contributed to weak stock market performance. Fixed-income investments often benefited from the cautious investor sentiment. During the first quarter alone, bond mutual funds realized a remarkable $25 billion of inflows (Source: Standard & Poor's).

Fixed-income markets stumbled briefly in April, with total returns for most sectors that were flat-to-lower as stocks enjoyed a brief spring run. May and June brought positive returns across the board for fixed-income investments, with results led by corporate bonds and mortgage-backed securities. Returns for U.S. Treasuries trailed other sectors of the fixed-income markets during much of the period, and overall Treasury supply continued to decrease.

Total Return

For the period ended July 31, 2001                           One Year
--------------------------------------------------------------------------------
Delaware American Government Bond Fund -- Class A Shares     +12.14%
--------------------------------------------------------------------------------
Lipper General U.S. Government Funds Average (164 funds)     +11.26%

Lehman Brothers Government Bond Index                        +11.90%

U.S. Consumer Price Index                                    + 3.30%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the Lehman Brothers Index can be found on page 6. The Lipper category represents the average return of all active U.S. government funds with similar investment objectives tracked by Lipper (Source:
Lipper Inc.). The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance is not a guarantee of future results.

"AS INVESTORS AWAIT
SIGNS OF ECONOMIC
RECOVERY, WE BELIEVE
THEY WILL CONTINUE
TO DIVERSIFY, BUYING
MORE BONDS AND BOND
MUTUAL FUNDS."

Delaware American Government Bond Fund provided a total return of +12.14% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2001. Your Fund's peer group, as tracked by the Lipper General U.S. Government Funds Average, gained 11.26% during the same period. The Fund's benchmark index, the Lehman Brothers Government Bond Index, posted an 11.90% gain.

Market Outlook -- We think the Fed will be able to make the case for further rate cuts later this summer, and is likely to ease further. In our opinion, the $25 billion flow into bond mutual funds, which was the largest quarterly intake for bonds in a decade, points to continued skepticism among investors about equities. As investors await signs of economic recovery, we believe they will continue to diversify, buying more bonds and bond mutual funds. This would clearly support a case for lower interest rates as the year progresses.

We believe that your Fund can continue to reap attractive returns in such an environment. We think that Delaware American Government Bond Fund will continue to play a key role in investors' fixed-income portfolios. As always, we encourage bond fund investors to keep in mind their broad goals and investment time horizons, and seek help in devising a regular investment plan.

Thank you for your continued commitment to Delaware Investments.


Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      -------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Steven R. Cianci
Portfolio Manager

Paul Grillo, Jr.
Portfolio Manager

August 1, 2001


PORTFOLIO MANAGEMENT REVIEW
===========================

The Fund's Results
While equity investors suffered angst in a highly volatile market this past year, investors in Delaware American Government Bond Fund enjoyed steady income from instruments less likely to diminish in value in the current investment climate.

During a period when many stocks declined, the investments in your Fund produced very attractive returns with relatively low price volatility. For the 12 months ended July 31, 2001, Delaware American Government Bond Fund produced a return of +12.14 percent (Class A shares at net asset value with distributions reinvested).

During these same 12 months, Delaware American Government Bond Fund outperformed its benchmark -- the Lehman Brothers Government Bond Index --which gained 11.90 percent for the fiscal year and the Lipper General U.S. Government Funds Average, which gained 11.26 percent for the same 12-month fiscal year.

Much of the increased return we saw during the period came from non-Treasury products. In our semi-annual report, we told you we thought there was some possibility that Treasuries had peaked, and that non-Treasury sectors could return to favor. Accordingly, we shifted into more non-Treasury products during the six months ended July 31, 2001. Our prudent decision succeeded, especially with regard to the performance seen among agency mortgage, asset-backed, and highly rated corporate bonds and U.S. government agency-backed securities.

Portfolio Highlights
The most dominant event of the Fund's fiscal year ended July 31, 2001, was the Federal Reserve Board's aggressive action in trying to stimulate the economy through lowered interest rates. Through a series of six decreases that began in January 2001, the Fed lowered the federal funds rate from 6.5% to 3.75%, a significant cut that created a much less attractive environment for Treasury obligations relative to other fixed-income sectors.

During the 12-month fiscal year, the last vestiges of the steep "inversion" of last year was worked out of the fixed-income markets, as we returned to a more common scenario in which 10-year Treasury securities were yielding more than two-year Treasuries.

Against that changing backdrop, the environment during the last half of the fiscal year has been better for non-Treasury products to produce a higher return than Treasuries. We also gave heavier weightings to mortgages and collateralized mortgage obligations, as well as to securities issued by U.S. government agencies and corporations. Our biggest additions were in the government agency and agency collateralized mortgage obligation sectors.

Delaware American Government
Bond Fund Portfolio
Characteristics
As of July 31, 2001
-------------------------------------
Average Quality            AAA
-------------------------------------
Average Duration**         2.6 years
-------------------------------------
Average Maturity***        4.5 years
-------------------------------------
Current 30-Day SEC Yield*  4.46%
-------------------------------------

  *For Class A shares measured according to the Securities and Exchange
   Commission Guidelines. For Class B, Class C, and Institutional Class shares, the 30-day SEC current yields as of July 31, 2001 were 4.00%, 3.99%, and 4.98%, respectively.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

We also have sought to minimize the effect of interest rate changes on the portfolio. We shortened the average duration of our investments so they will be less sensitive to interest rate shifts. Recently, we moved the average maturity of the Delaware American Government Bond Fund closer to five years. We believe this "neutral positioning" will give us more flexibility in the months ahead, compared with the early part of the year when we were more aggressively seeking out undervalued securities with average maturities of about 5.75 years.

During the past six months, bonds known as Treasury Inflation Protected Securities or TIPS, which are Treasury-quality bonds, became the best-performing asset class in the portfolio. Although TIPS posted a yield of 3.3%, their actual return was more than 6.5% once the annual rate of inflation (from which these securities are protected) is added to the yield. TIPS are indexed to account for the rate of inflation. To compare TIPS with other non-inflation-protected securities, the annual inflation rate is added to TIPS yields for measuring performance. By comparison, five-year Treasuries were yielding about 4.8% as of July 31, 2001.

Outlook
A question remains about whether interest rates will decline further. We would not be surprised to see the Federal Reserve Board make another cut in the Federal Funds rate. However, it is not a given that another cut will translate into lower interest rates. Real rates did not drop following the last cut. In fact, we believe short-term rates are likely to remain anchored where they are.

We will continue to seek bonds that will provide a combination of high income and low price volatility. We expect most of our investment returns in the second half of 2001 to come primarily from interest payments, rather than from buying and selling securities. For this reason, we will continue to concentrate on acquiring and holding non-Treasury investments, which are generally paying substantially higher income than U.S. Treasury securities. Furthermore, by limiting maturities to a shorter time period, we expect to lessen the risk of price volatility. Given the current volatility in the equity markets, we believe that could be an attractive feature to many investors.

An Attractive Risk-Reward Profile

Delaware American Government Bond Fund concentrates on investments with intermediate-range maturities, offering an attractive balance of income and principal stability. By investing in AAA-rated U.S. government bonds and agency securities, the Fund retains a generally conservative profile. Yet it offers the opportunity for higher income than government funds which concentrate on a more limited range of maturity.

Delaware American Government Bond Fund is designed for investors with medium- or long-range goals and generally conservative profiles.

                                [GRAPH OMITTED]

          Historical Treasury Yield Relationships
          1982-2000

Delaware American Government
  Bond Fund Invests Here


       Bond Yield

 3 Months
 2 Years
10 Years
30 Years

Bond Maturity

Source: Bloomberg. This chart does not represent performance of Delaware American Government Bond Fund or any other Delaware Investments mutual fund.

FUND BASICS
===========
As of July 31, 2001

Fund Objective
To provide high current income
consistent with safety of principal.

Total Fund Net Assets
$157.58 million

Number of Holdings
231

Fund Start Date
August 16, 1985

Your Fund Management
Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and an MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of Finance at Widener University and is a CFA charterholder.

Paul Grillo, Jr. joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. Mr. Grillo is also a CFA charterholder.

Nasdaq Symbols
Class A   DEGGX
Class B   DEGBX
Class C   DUGCX

DELAWARE AMERICAN GOVERNMENT
BOND FUND PERFORMANCE
=====================

Growth of a $10,000 Investment
July 31, 1991 through July 31, 2001

                           Delaware American
                           Government Bond
                           Fund - Class A                  Lehman Brothers
                              shares                    Government Bond Index
       Jul-91               $ 9,525.00                       $10,000.00
       Jul-92               $10,766.00                       $11,564.00
       Jul-93               $11,703.00                       $12,839.00
       Jul-94               $11,292.00                       $12,823.00
       Jul-95               $12,063.00                       $14,121.00
       Jul-96               $12,555.00                       $14,870.00
       Jul-97               $13,782.00                       $16,474.00
       Jul-98               $14,655.00                       $17,808.00
       Jul-99               $14,741.00                       $18,221.00
       Jul-00               $15,460.00                       $19,257.00
       Jul-01               $17,342.00                       $21,705.00

Chart assumes $10,000 invested on July 31, 1991 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Government Bond Index is an unmanaged index that generally tracks the performance of U.S. Government bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through July 31, 2001             Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/16/85)
  Excluding Sales Charge            +7.06%    +6.18%        +6.70%      +12.14%
  Including Sales Charge            +6.73%    +5.67%        +5.66%      + 6.78%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
  Excluding Sales Charge            +5.33%     --           +5.96%      +11.36%
  Including Sales Charge            +5.33%     --           +5.64%      + 7.36%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge            +5.20%     --           +5.96%      +11.36%
  Including Sales Charge            +5.20%     --           +5.96%      +10.36%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, ten-year, five-year, and one-year periods ended July 31, 2001 for Delaware American Government Bond Fund's Institutional Class were +7.31%, +6.49%, +7.01%, and +12.46%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DUGIX

Statement of Net Assets

DELAWARE AMERICAN GOVERNMENT BOND FUND
======================================

                                                     Principal       Market
July 31, 2001                                        Amount          Value
--------------------------------------------------------------------------------
 Agency Bonds - 13.98%
 Fannie Mae 6.625%
   9/15/09 to 11/15/30 ..........................     $16,175,00   $ 17,053,053
+Fannie Mae - When Issued
   6.39% 6/1/17 .................................      7,700,000      2,844,419
 Freddie Mac 6.75% 3/15/31 ......................      2,000,000      2,124,588
                                                                   ------------
 Total Agency Bonds
   (cost $21,357,894) ...........................                    22,022,060
                                                                   ------------
 Agency Fixed Rate Collateralized
   Mortgage Obligations - 16.61%
 Fannie Mae
   7.00% 11/1/10 ................................         40,074         41,266
   9.00% 6/25/18 ................................         11,702         12,669
   11.50% 5/1/09 ................................        826,859        909,489
   12.00% 5/1/09 to 7/1/18 ......................      1,742,409      1,957,203
 Fannie Mae 1998-W3
   6.50% 7/25/28 ................................      1,000,000      1,038,900
 Fannie Mae Series 94-23 PK
   6.00% 5/25/10 ................................      3,250,000      3,309,085
 Fannie Mae Interest Strip D-2
   11.00% 4/1/09 ................................        866,274        948,544
 Fannie Mae Interest Strip F 2
   11.50% 5/1/09 ................................        434,086        477,621
 Freddie Mac 8.50% 11/15/24 .....................      5,500,000      5,951,341
 Freddie Mac Series 2312 IRP
   6.50% 2/15/25 ................................      3,000,000      3,085,320
 Freddie Mac Series 2316 PTE
   6.50% 9/15/24 ................................      4,000,000      4,123,680
 Freddie Mac Structured Pass Through
   Securities 6.50% 1/25/15 .....................      1,400,000      1,454,852
 Freddie Mac Structured Pass Through
   Securities Series T-11 A6
   6.50% 9/25/18 ................................      2,000,000      2,060,000
 Investor GNMA Trust Series 84-F5
   10.875% 10/25/13 .............................        791,654        799,179
                                                                   ------------
 Total Agency Fixed Rate Collateralized
   Mortgage Obligations
  (cost $25,773,765) ............................                    26,169,149
                                                                   ------------

 Agency Mortgage-Backed Securities - 22.76%
 Fannie Mae
   7.00% 9/1/28 .................................             24             24
   10.00% 7/1/20 to 5/1/22 ......................        565,300        625,606
   10.75% 9/1/11 ................................         26,773         29,492
 Fannie Mae 30 Year TBA 7.50% 7/15/30 ...........      4,782,284      4,930,235
 Fannie Mae Pool 174553 9.00% 5/1/10 ............        932,016      1,002,500
 Fannie Mae Pool 253846 6.50% 6/1/16 ............      3,953,422      4,017,664
 Fannie Mae Pool 526265 6.50% 1/1/15 ............      1,851,615      1,886,911
 Fannie Mae Pool 527338 8.00% 2/1/30 ............        685,929        713,580
 Fannie Mae Pool 552213 10.50% 6/1/30 ...........        237,987        261,191
 Fannie Mae Pool 558506 7.00% 10/1/30 ...........      4,514,089      4,601,548

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities (continued)
Fannie Mae Pool 572669 6.50% 4/1/16 .............     $1,316,176    $ 1,337,564
Freddie Mac
  5.875% 3/21/11 ................................        265,000        262,819
  7.00% 11/1/30 .................................      1,359,186      1,386,795
  7.50% 10/1/30 .................................      5,148,816      5,308,106
  8.50% 12/1/09 .................................        418,224        439,397
  9.00% 12/1/05 .................................        375,615        388,057
  10.00% 1/1/19 .................................        178,383        197,838
  10.25% 4/1/08 .................................          6,283          6,809
  11.50% 4/1/11 to 3/1/16 .......................        717,104        820,845
  12.00% 12/1/10 ................................         10,592         12,157
GNMA
  6.50% 12/15/23 ................................        319,751        324,248
  9.50% 9/15/17 .................................        261,013        288,338
  11.00% 3/15/13 ................................         51,024         56,781
  11.50% 3/15/13 to 10/20/14 ....................        167,183        186,650
  12.00% 3/20/15 ................................         13,114         14,995
GNMA GPM 11.50% 8/15/14 .........................         34,763         38,728
GNMA I GPM
  11.00% 2/15/10 to 1/15/11 .....................         98,209        108,928
  11.75% 8/15/13 ................................        265,697        300,902
  12.00% 1/15/13 to 1/15/13 .....................         38,096         43,572
  12.25% 3/15/14 ................................         64,525         73,417
GNMA I S.F.
  9.50% 10/15/19 ................................         22,243         24,578
  10.00% 1/15/18 to 9/15/18 .....................        236,663        264,471
  11.00% 12/15/09 to 9/15/15 ....................        679,106        760,449
  11.50% 7/15/15 ................................         54,860         61,598
  12.00% 12/15/12 to 12/15/15 ...................      1,641,781      1,888,381
  12.50% 5/15/10 to 1/15/16 .....................        295,172        345,533
GNMA II
  9.00% 10/20/01 to 10/20/05 ....................        216,701        225,885
  10.00% 11/20/15 to 6/20/21 ....................        562,528        625,884
  10.50% 3/20/16 to 7/20/21 .....................        258,804        287,547
  11.00% 5/20/15 to 7/20/19 .....................         80,868         90,364
  11.50% 10/20/15 ...............................          6,563          7,332
  12.00% 1/20/14 to 6/20/14 .....................         83,795         96,064
  12.50% 10/20/13 to 12/20/13 ...................        361,701        421,757
GNMA II GPM
  10.25% 3/20/18 ................................         11,872         13,019
  10.75% 1/20/16 to 2/20/18 .....................        158,353        173,498
  12.00% 11/20/13 ...............................          6,187          7,076
GNMA II S.F.
  12.00% 5/20/14 to 5/20/15 .....................        110,453        126,803
  12.50% 5/20/14 to 7/20/15 .....................        115,449        134,679
GNMA S.F. 9.50% 8/15/21 to 3/15/23 ..............        578,287        638,882
                                                                    -----------
Total Agency Mortgage-Backed Securities
  (cost $34,874,872) ............................                    35,859,497
                                                                    -----------

                                                     Principal      Market
Delaware American Government Bond Fund               Amount         Value
--------------------------------------------------------------------------------
Asset Backed Securities - 5.29%
Centex Home Equity 6.41% 2/25/30 ................     $  850,000     $  861,422
Peoplefirst.com Auto Receivable Trust Series
  2000-2 A4 6.43% 9/15/07 .......................      1,000,000      1,038,554
Residential Asset Securities Series 2000-KS4
  Class AI3 7.355% 1/25/26 ......................      2,000,000      2,081,705
Sallie Mae Student Loan Trust Series
  98-1 A1 4.3734% 1/25/07 .......................      4,344,375      4,346,858
                                                                    -----------
Total Asset Backed Securities
  (cost $8,188,037) .............................                     8,328,539
                                                                    -----------

Collateralized Mortgage Obligations - 2.69%
Collateralized Mortgage Securities
  11.45% 11/1/15 ................................         98,677         99,102
Residential Funding Mortgage Security
  Series 1999-S10 A1 6.25% 4/25/14 ..............      2,972,098      3,038,494
Travelers Mortgage Securities Series 1-Z2
  12.00% 3/1/14 .................................      1,017,048      1,103,386
                                                                    -----------
Total Collateralized Mortgage Obligations
  (cost $4,067,479) .............................                     4,240,982
                                                                    -----------

Commercial Mortgage-Backed Securities - 1.37%
Commercial Series 00-C1 A1
  7.206% 9/15/08 ................................      1,143,229      1,206,564
GMAC Commercial Mortgage Securities
  Series 00-C2 A2 7.455% 6/16/10 ................        440,000        473,103
LB-UBS Commercial Mortgage Trust
  Series 2001-C3 A2 6.365% 12/15/28 .............        477,000        482,813
                                                                    -----------

Total Commercial Mortgage-Backed Securities
  (cost $2,086,064) .............................                     2,162,480
                                                                    -----------
Corporate Bonds - 10.10%
Automobiles & Automotive Parts - 0.11%
Ford Motor 7.45% 7/16/31 ........................        165,000        166,777
                                                                    -----------
                                                                        166,777
                                                                    -----------
Banking, Finance & Insurance - 3.87%
Commercial Credit 10.00% 5/15/09 ................      1,500,000      1,819,917
RBSG Capital 10.125% 3/1/04 .....................      1,908,000      2,119,714
Salomon Smith Barney Holdings
  5.875% 3/15/06 ................................        700,000        708,571
US Bank 6.375% 8/1/11 ...........................        425,000        429,359
Washington Mutual 6.875% 6/15/11 ................      1,000,000      1,030,651
                                                                    -----------
                                                                      6,108,212
                                                                    -----------
Computers & Technology - 1.32%
Computer Sciences 7.50% 8/8/05 ..................      2,000,000      2,073,386
                                                                    -----------
                                                                      2,073,386
                                                                    -----------
Electronics & Electrical Equipment - 1.18%
Arrow Electronics 8.20% 10/1/03 .................      1,800,000      1,854,290
                                                                    -----------
                                                                      1,854,290
                                                                    -----------

                                                      Principal      Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Industrial Machinery - 0.84%
Alcan 7.25% 3/15/31 .............................    $  1,000,00    $ 1,019,103
Archer Daniels 7.00% 2/1/31 .....................        310,000        310,561
                                                                   ------------
                                                                      1,329,664
                                                                   ------------
Miscellaneous - 1.12%
FG Giant 8.00% 1/17/09 ..........................      1,680,000      1,760,850
                                                                   ------------
                                                                      1,760,850
                                                                   ------------
Transportation & Shipping - 1.66%
United Air Lines 7.186% 4/1/11 ..................      2,500,000      2,621,950
                                                                   ------------
                                                                      2,621,950
                                                                   ------------
Total Corporate Bonds
  (cost $15,774,497) ............................                    15,915,129
                                                                   ------------

Municipal Bond - 0.88%
Cook County, Illinois, Chicago Heights School
  District, Taxable-Series B
  13.15% 12/1/05 ................................      1,055,000      1,380,330
                                                                   ------------
Total Municipal Bond
  (cost $1,298,242) .............................                     1,380,330
                                                                   ------------

U.S. Treasury Obligations - 25.04%
U.S. Treasury Bonds
  6.25% 5/15/30 .................................        610,000        669,046
  8.875% 8/15/17 ................................      3,290,000      4,455,381
  9.25% 2/15/16 .................................      4,510,000      6,213,936
 *10.375% 11/15/12 ..............................     20,445,000     26,377,259
U.S. Treasury Inflation Index Note
  3.625% 1/15/08 ................................        439,976        452,076
U.S. Treasury Note 5.00% 2/15/11 ................      1,315,000      1,311,610
                                                                   ------------

Total U.S. Treasury Obligations
  (cost $38,658,668) ............................                    39,479,308
                                                                   ------------
Total Market Value of - Securities 98.72%
  (cost $152,079,518) ...........................                   155,557,474

Receivables and Other Assets Net
  of Liabilities - 1.28% ........................                     2,019,717
                                                                   ------------
Net Assets Applicable to 20,754,870
  Shares Outstanding - 100.00% ..................                  $157,577,191
                                                                   ============
8

Delaware American Government Bond Fund
--------------------------------------------------------------------------------
Net Asset Value - Delaware American
  Government Bond Fund Class A
  ($96,539,032 / 12,715,390 Shares) .............                         $7.59
                                                                          -----
Net Asset Value - Delaware American
  Government Bond Fund Class B
  ($23,555,714 / 3,102,581 Shares) ..............                         $7.59
                                                                          -----
Net Asset Value - Delaware American
  Government Bond Fund Class C
  ($4,144,811 / 545,922 Shares) .................                         $7.59
                                                                          -----
Net Asset Value - Delaware American
  Government Bond Fund Institutional Class
  ($33,337,634 / 4,390,977 Shares) ..............                         $7.59
                                                                          -----

Components of Net Assets at July 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .......................                  $194,333,932
Accumulated net realized loss
  on investments ................................                   (40,312,504)
Net unrealized appreciation
  of investments ................................                     3,555,763
                                                                   ------------
Total net assets ................................                  $157,577,191
                                                                   ============
---------------
 GNMA - Government National Mortgage Association
 GPM - Graduate Payment Mortgage
 S.F. - Single Family
 TBA - To be announced
*Fully or partially pledged as collateral for financial futures contracts.
+Zero coupon bond as of July 31, 2001. The interest rate shown is the effective yield as of July 31, 2001.

Net Asset Value and Offering Price per Share -
  Delaware American Government Bond Fund
Net asset value Class A (A) .....................                         $7.59
Sales charge (4.75% of offering price,
  or 5.01% of amount invested
  per share) (B) ................................                          0.38
                                                                          -----
Offering price ..................................                         $7.97
                                                                          -----

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

                  See accompanying notes

Statement of Operations

Year Ended July 31, 2001                                  Delaware American Government Bond Fund
------------------------------------------------------------------------------------------------
  Investments Income:
  Interest ........................................................                  $10,975,787
                                                                                     -----------
  Expenses:
  Management fees .................................................     $811,719
  Dividend disbursing and transfer agent fees and expenses ........      695,990
  Distribution expense ............................................      499,080
  Reports and statements to shareholders ..........................      108,943
  Custodian fees ..................................................       73,087
  Registration fees ...............................................       70,242
  Accounting and administration fees ..............................       62,849
  Professional fees ...............................................       45,455
  Trustees' fees ..................................................       13,800
  Taxes (other than taxes on income) ..............................          594
  Other expenses ..................................................       54,561       2,436,320
                                                                        --------
  Less expenses paid indirectly ...................................                       (3,398)
                                                                                     -----------
  Total expenses ..................................................                    2,432,922
                                                                                     -----------
  Net Investment Income ...........................................                    8,542,865
                                                                                     -----------


  Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
    Investments ...................................................                    1,268,084
    Futures contracts .............................................                    1,417,788
                                                                                     -----------
  Net realized gain ...............................................                    2,685,872
  Net change in unrealized appreciation/depreciation of investments                    5,668,030
                                                                                     -----------

  Net Realized and Unrealized Gain on Investments .................                    8,353,902
                                                                                     -----------

  Net Increase in Net Assets Resulting from Operations ............                  $16,896,767
                                                                                     ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                   Delaware American Government Bond Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                                           7/31/01         7/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment income ..............................................................    $  8,542,865     $ 10,082,924
Net realized gain (loss) on investments ............................................       2,685,872       (5,367,428)
Net change in unrealized appreciation/depreciation of investments ..................       5,668,030        2,359,483
                                                                                        -----------------------------
Net increase in net assets resulting from operations ...............................      16,896,767        7,074,979
                                                                                        -----------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A ..........................................................................      (5,413,479)      (6,776,565)
  Class B ..........................................................................        (940,842)      (1,076,026)
  Class C ..........................................................................        (167,163)        (201,433)
  Institutional Class ..............................................................      (1,970,699)      (2,063,952)
                                                                                        -----------------------------
                                                                                          (8,492,183)     (10,117,976)
                                                                                        -----------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A ..........................................................................      20,254,309       26,972,024
  Class B ..........................................................................      12,216,782        6,590,192
  Class C ..........................................................................       3,973,326        1,428,546
  Institutional Class ..............................................................      13,699,626       13,945,121

Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A ..........................................................................       3,317,581        4,172,582
  Class B ..........................................................................         550,735          604,799
  Class C ..........................................................................         146,599          180,173
  Institutional Class ..............................................................       1,974,116        2,048,139
                                                                                        -----------------------------
                                                                                          56,133,074       55,941,576
                                                                                        -----------------------------

Cost of shares repurchased:
  Class A ..........................................................................     (24,452,213)     (50,956,656)
  Class B ..........................................................................      (6,055,614)     (10,102,007)
  Class C ..........................................................................      (2,578,445)      (3,167,519)
  Institutional Class ..............................................................     (16,871,920)     (13,809,518)
                                                                                        -----------------------------
                                                                                         (49,958,192)     (78,035,700)
                                                                                        -----------------------------
Increase (decrease) in net assets derived from capital share transactions ..........       6,174,882      (22,094,124)
                                                                                        -----------------------------
Net Increase (Decrease) in Net Assets ..............................................      14,579,466      (25,137,121)

Net Assets:
Beginning of period ................................................................     142,997,725      168,134,846
                                                                                        -----------------------------
End of period ......................................................................    $157,577,191     $142,997,725
                                                                                        =============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware American Government Bond Fund Class A
---------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/01       7/31/00    7/31/99     7/31/98    7/31/97
Net asset value, beginning of period ....................     $7.170         $7.300     $7.720      $7.760     $7.590

Income (loss) from investment operations:
  Net investment income .................................      0.433          0.469      0.474       0.528      0.544
  Net realized and unrealized gain (loss)
    on investments ......................................      0.418         (0.128)    (0.420)     (0.040)     0.170
                                                              -------------------------------------------------------
  Total from investment operations ......................      0.851          0.341      0.054       0.488      0.714
                                                              -------------------------------------------------------

Less dividends and distributions:
  From net investment income ............................     (0.431)        (0.471)    (0.474)     (0.528)    (0.544)
                                                              -------------------------------------------------------
  Total dividends and distributions .....................     (0.431)        (0.471)    (0.474)     (0.528)    (0.544)
                                                              -------------------------------------------------------

Net asset value, end of period ..........................     $7.590         $7.170     $7.300      $7.720     $7.760
                                                              =======================================================

Total return(1) .........................................     12.14%          4.88%      0.59%       6.50%      9.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............    $96,539        $92,100   $114,027    $127,001   $138,844
  Ratio of expenses to average net assets ...............      1.61%          1.34%      1.25%       1.20%      1.16%
  Ratio of net investment income to average
    net assets ..........................................      5.82%          6.55%      6.16%       6.80%      7.13%
  Portfolio turnover ....................................       186%           223%       142%        119%        63%

----------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
12

Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware American Government Bond Fund Class B
---------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/01       7/31/00    7/31/99     7/31/98    7/31/97
Net asset value, beginning of period .......................  $7.170        $7.300      $7.720      $7.760     $7.590

Income (loss) from investment operations:
  Net investment income ....................................   0.380         0.419       0.421       0.474      0.490
  Net realized and unrealized gain (loss)
    on investments .........................................   0.418        (0.128)     (0.421)     (0.040)     0.170
                                                              -------------------------------------------------------
  Total from investment operations .........................   0.798         0.291       0.000       0.434      0.660
                                                              -------------------------------------------------------

Less dividends and distributions:
  From net investment income ...............................  (0.378)       (0.421)     (0.420)     (0.474)    (0.490)
                                                              -------------------------------------------------------
  Total dividends and distributions ........................  (0.378)       (0.421)     (0.420)     (0.474)    (0.490)
                                                              -------------------------------------------------------

Net asset value, end of period .............................  $7.590        $7.170      $7.300      $7.720     $7.760
                                                              =======================================================


Total return(1) ............................................  11.36%         4.15%      (0.11%)      5.76%      9.01%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $23,556       $15,855     $19,147     $13,642    $10,695
  Ratio of expenses to average net assets ..................   2.31%         2.04%       1.95%       1.90%      1.86%
  Ratio of net investment income to average
    net assets .............................................   5.12%         5.85%       5.46%       6.10%      6.43%
  Portfolio turnover .......................................    186%          223%        142%        119%        63%

------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware American Government Bond Fund Class C
---------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/01       7/31/00    7/31/99     7/31/98    7/31/97
Net asset value, beginning of period .......................  $7.170        $7.300      $7.720      $7.760     $7.590

Income (loss) from investment operations:
  Net investment income ....................................   0.380         0.420       0.422       0.474      0.491
  Net realized and unrealized gain (loss)
    on investments .........................................   0.418        (0.129)     (0.422)     (0.040)     0.170
                                                              -------------------------------------------------------
  Total from investment operations .........................   0.798         0.291       0.000       0.434      0.661
                                                              -------------------------------------------------------

Less dividends and distributions:
  From net investment income ...............................  (0.378)       (0.421)     (0.420)     (0.474)    (0.491)
                                                              -------------------------------------------------------
  Total dividends and distributions ........................  (0.378)       (0.421)     (0.420)     (0.474)    (0.491)
                                                              -------------------------------------------------------

Net asset value, end of period .............................  $7.590        $7.170      $7.300      $7.720     $7.760
                                                              =======================================================


Total return(1) ............................................  11.36%         4.15%      (0.11%)      5.76%      9.01%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $4,145        $2,434      $4,077      $2,047     $1,308
  Ratio of expenses to average net assets ..................   2.31%         2.04%       1.95%       1.90%      1.86%
  Ratio of net investment income to average
    net assets .............................................   5.12%         5.85%       5.46%       6.01%      6.43%
  Portfolio turnover .......................................    186%          223%        142%        119%        63%

---------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
14

Selected data for each share of the Fund outstanding
throughout each period were as follows:                    Delaware American Government Bond Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/01       7/31/00    7/31/99     7/31/98    7/31/97
Net asset value, beginning of period .......................  $7.170        $7.300      $7.720      $7.760     $7.590

Income (loss) from investment operations:
  Net investment income ....................................   0.454         0.492       0.495       0.550      0.567
  Net realized and unrealized gain (loss)
    on investments .........................................   0.418        (0.130)     (0.418)     (0.040)     0.170
                                                              -------------------------------------------------------
  Total from investment operations .........................   0.872         0.362       0.077       0.510      0.737
                                                              -------------------------------------------------------
Less dividends and distributions:
  From net investment income ...............................  (0.452)       (0.492)     (0.497)     (0.550)    (0.567)
                                                              -------------------------------------------------------
  Total dividends and distributions ........................  (0.452)       (0.492)     (0.497)     (0.550)    (0.567)
                                                              -------------------------------------------------------

Net asset value, end of period .............................  $7.590        $7.170      $7.300      $7.720     $7.760
                                                              =======================================================


Total return(1) ............................................  12.46%         5.19%       0.89%       6.80%     10.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $33,337       $32,609     $30,883     $17,865    $12,053
  Ratio of expenses to average net assets ..................   1.31%         1.04%       0.95%       0.90%      0.86%
  Ratio of net investment income to average
    net assets .............................................   6.12%         6.85%       6.46%       7.10%      7.43%
  Portfolio turnover .......................................    186%          223%        142%        119%        63%

--------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

July 31, 2001
--------------------------------------------------------------------------------
Delaware Group Government Fund (the "Trust") is organized as a Delaware business trust and offers one series, the Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government.

The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts and premiums currently on fixed income securities, but recognizes the discount and premium at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,398 for the year ended July 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended July 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the period ended July 31, 2001, DDLP earned $16,445 for commissions on sales of the Fund's Class A shares.

At July 31, 2001 the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC ............................  $18,133
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC .......................   33,977
Other expenses payable to DMC and affiliates .........................    1,882

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2001, the Fund made purchases of $182,522,997 and sales of $184,446,429 of investment securities other than U.S. government securities and short-term investments.

At July 31, 2001, the cost of investments for federal income tax purposes was $152,111,641. At July 31, 2001, the net unrealized appreciation was $3,445,833, of which $3,826,664 related to unrealized appreciation of investments and $380,831 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $40,224,349 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$17,400,711 -- 2002; $9,205,797 -- 2003; $4,166,601 -- 2004; $2,371,574 -- 2005;
$528,833 -- 2007; $5,331,597 -- 2008; and $1,219,236 -- 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                                           Year Ended
                                                     7/31/01       7/31/00
Shares sold:
  Class A ......................................    2,705,370     3,750,566
  Class B ......................................    1,628,996       915,748
  Class C ......................................      530,597       198,663
  Institutional Class ..........................    1,828,100     1,958,465

Shares issued upon reinvestment
of distributions:
  Class A ......................................      446,017       582,417
  Class B ......................................       73,933        84,439
  Class C ......................................       19,667        25,136
  Institutional Class ..........................      265,513       285,927
                                                    -----------------------
                                                    7,498,193     7,801,361
                                                    -----------------------
Shares repurchased:
  Class A ......................................   (3,285,590)   (7,105,459)
  Class B ......................................     (812,322)   (1,411,407)
  Class C ......................................     (343,980)     (442,780)
  Institutional Class ..........................   (2,252,149)   (1,925,920)
                                                    -----------------------
                                                   (6,694,041)  (10,885,566)
                                                    -----------------------
Net increase (decrease) ........................      804,152    (3,084,205)
                                                    =======================

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2001, or at any time during the year.

--------------------------------------------------------------------------------
6. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it is closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2001 were as follows:

  Contracts           Notional            Expiration           Unrealized
to Buy (Sell)      Cost (Proceeds)           Date              Gain (Loss)
-------------      ---------------        ----------           ----------
(5) U.S. 10 Year
Treasury Note
contracts           $(514,950)          September 2001           $(5,206)

150 U.S. 5 Year
Treasury Note
contracts          15,735,938           September 2001            83,013
                                                                 -------
                                                                 $77,807
                                                                 -------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Swap Agreements
During the year ended July 31, 2001, the Fund entered into total return swap agreements in accordance with its investment objective. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement. Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements. As of July 31, 2001, the Fund did not hold any swap agreements.

8. Credit and Market Risk
The Fund may invest up to 20% of its net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

--------------------------------------------------------------------------------
9. Subsequent Event (Unaudited)
Effective August 27, 2001, the Delaware American Government Bond Fund acquired all of the assets and assumed all of the liabilities of Delaware U.S. Government Securities Fund, pursuant to an Agreement and Plan of Reorganization dated August 24, 2001 and approved by Delaware U.S. Government Securities Fund shareholders on July 26, 2001. The shareholders of Delaware U.S. Government Securities Fund received shares of Delaware American Government Bond Fund equal to the aggregate net asset value of their shares in Delaware U.S. Government Securities Fund prior to the Reorganization based on the net asset value per share of the Delaware American Government Bond Fund.

The Reorganization was treated as a non-taxable event for federal income purposes and accordingly the Delaware American Government Bond Fund's basis in the securities acquired reflected the historical cost basis of such securities as of the date of transfer. The net assets and net unrealized appreciation of the Delaware U.S. Government Securities Fund as of August 24, 2001 were:

     Net Assets           Net Unrealized Appreciation
    ------------          ---------------------------
    $37,874,465                    $888,161

The net assets of the Delaware American Government Bond Fund prior to the Reorganization were $161,138,560.

10. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2001, the Fund designates distributions paid during the year as follows:

   (A)                      (B)
 Long-Term                Ordinary                   (C)
Capital Gains              Income                   Total
Distributions           Distributions           Distributions
 (Tax Basis)            (Tax Basis)              (Tax Basis)
-------------           -------------           -------------
    --                      100%                     100%

(A) and (B) are based on a percentage of the Fund's total distribution.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Government Fund -- Delaware American Government Bond Fund

We have audited the accompanying statement of net assets of Delaware American Government Bond Fund (the "Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Government Bond Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

Philadelphia,
Pennsylvania September 7, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                   International and Global              Tax-Exempt Income

  o Technology and Innovation         o Emerging Markets Fund               o National High-Yield
      Fund                                                                      Municipal Bond Fund
                                      o New Pacific Fund+
  o American Services Fund                                                  o Tax-Free USA Fund
                                      o Overseas Equity Fund+
  o Select Growth Fund                                                      o Tax-Free Insured Fund
                                      o International Value
  o Trend Fund                            Equity Fund***                    o Tax-Free USA
                                                                              Intermediate Fund
  o Growth Opportunities Fund       Current Income
                                                                            o State Tax-Free Funds*
  o Small Cap Growth Fund             o Delchester Fund
                                                                          Stability of Principal
  o Small Cap Value Fund              o High-Yield
                                         Opportunities Fund                 o Cash Reserve Fund
  o U.S. Growth Fund
                                      o Strategic Income Fund               o Tax-Free Money Fund
  o Tax-Efficient Equity Fund+
                                      o Corporate Bond Fund               Asset Allocation
  o Social Awareness Fund
                                      o Extended Duration                   o Foundation Funds
  o Core Equity Fund**                    Bond Fund                             Growth Portfolio
                                                                                Balanced Portfolio
Total Return                          o American Government                     Income Portfolio
                                          Bond Fund
  o Blue Chip Fund+
                                      o U.S. Government
  o Devon Fund                            Securities Fund+

  o Growth and Income Fund            o Limited-Term
                                          Government Fund
  o Decatur Equity
      Income Fund

  o REIT Fund

  o Balanced Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                          Thomas F. Madison                             Investment Manager
                                           President and Chief Executive Officer         Delaware Management Company
Charles E. Haldeman, Jr.                   MLM Partners, Inc.                            Philadelphia, PA
Chairman                                   Minneapolis, MN
Delaware Investments Family of Funds                                                     International Affiliate
Philadelphia, PA                           Janet L. Yeomans                              Delaware International Advisers Ltd.
                                           Vice President and Treasurer                  London, England
Walter P. Babich                           3M Corporation
Board Chairman                             St. Paul, MN                                  National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                                                                      Philadelphia, PA
                                           AFFILIATED OFFICERS
David K. Downes                                                                          Shareholder Servicing, Dividend
President and Chief Executive Officer      William E. Dodge                              Disbursing and Transfer Agent
Delaware Investments Family of Funds       Executive Vice President and                  Delaware Service Company, Inc.
Philadelphia, PA                           Chief Investment Officer, Equity              Philadelphia, PA
                                           Delaware Investments Family of Funds
John H. Durham                             Philadelphia, PA                              2005 Market Street
Private Investor                                                                         Philadelphia, PA 19103-7057
Horsham, PA                                Jude T. Driscoll
                                           Executive Vice President and
John A. Fry                                Head of Fixed Income
Executive Vice President                   Delaware Investments Family of Funds
University of Pennsylvania                 Philadelphia, PA
Philadelphia, PA
                                           Richard J. Flannery
Anthony D. Knerr                           President and Chief Executive Officer
Consultant                                 Delaware Distributors, L.P.
Anthony Knerr & Associates                 Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC


(5001)                                                        Printed in the USA
AR-023 [7/01] CG 9/01                                                      J7406